AMENDMENT
                              DATED AUGUST 28, 2006
                                     TO THE
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT
                                     BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.,
                              DATED AUGUST 29, 2005

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                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

                              DATED AUGUST 29, 2005

                                     BETWEEN

                                 RYDEX ETF TRUST

                                       AND

                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Amended and Restated Distribution Agreement between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated August 29, 2005, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective August 28, 2006, to read as follows:

                                    EXHIBIT A



FUND                                                        SYMBOL
----                                                        ------

Rydex S&P Equal Weight ETF                                  RSP

Rydex Russell Top 50 ETF                                    XLG

Rydex S&P 500 Pure Growth ETF                               RPG

Rydex S&P 500 Pure Value ETF                                RPV

Rydex S&P MidCap 400 Pure Growth ETF                        RFG

Rydex S&P MidCap 400 Pure Value ETF                         RFV

Rydex S&P SmallCap 600 Pure Growth ETF                      RZV

Rydex S&P SmallCap 600 Pure Value ETF                       RZG

RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF           RCD

RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF                 RHS

RYDEX S&P EQUAL WEIGHT ENERGY ETF                           RYE

RYDEX S&P EQUAL WEIGHT FINANCIALS ETF                       RYF

RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF                      RYH


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RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF                      RGI

RYDEX S&P EQUAL WEIGHT MATERIALS ETF                        RTM

RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF                       RYT

RYDEX S&P EQUAL WEIGHT UTILITIES ETF                        RYU



                          ADDITIONS ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 28th day of August, 2006.



                                          RYDEX ETF TRUST


                                          By:  /s/Carl G. Verboncoeur
                                               -----------------------
                                          Name:   Carl G. Verboncoeur
                                          Title:  President



                                          RYDEX DISTRIBUTORS, INC.



                                          By:  /s/Carl G. Verboncoeur
                                               -------------------------
                                          Name:   Carl G. Verboncoeur
                                          Title:  Chief Executive Officer